UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 19, 2018

Date of Earliest Event Reported: November 19, 2018

000-55218
(Commission file number)

Trxade Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-3673928
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3840 Land O’ Lakes Blvd
Land O’ Lakes, Florida
34639
(Address of principal executive offices)

800-261-0281
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ].	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ].	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on November 19, 2018, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1:

Election of Directors

Directors	For	Withheld
Suren Ajjarapu	25,993,750	-0-
Donald G. Fell	25,993,750	-0-
Prashant Patel	25,993,750	-0-
Michael L. Peterson	25,993,750	-0-

All of the foregoing candidates were elected to the Company’s board of directors (the “Board”).

Proposal 2:

Ratification of Auditors

For	Against	Abstain
25,993,750	-0-	-0-

The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trxade Group, Inc.

By:	/s/ Suren Ajjarapu
Suren Ajjarapu, Chief Executive Officer
Date:	November 19, 2018

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